EXHIBIT 10.3

DATE:                         February 27, 2008

TO:                           Wells Fargo Bank, N.A., not individually, but
                              solely as Master Servicer on behalf of the
                              Supplemental Interest Trust in respect of Wells
                              Fargo Mortgage Backed Securities 2008-AR1 Trust
ATTENTION:                    Client Manager - Wells Fargo Mortgage Backed
                              Securities, Series 2008-AR1
TELEPHONE:                    (410) 884-2000
FACSIMILE:                    (410) 715-2380

FROM:                         Deutsche Bank AG, New York Branch
ATTENTION:                    New York Derivatives Documentation
TELEPHONE:                    (212) 250-9425
FACSIMILE:                    (212) 797-0779
E-MAIL:                       NYderivative.documentation@db.com
SUBJECT:                      Class A-1 Interest Rate Swap
REFERENCE NUMBER:             N764066N

The purpose of this long-form confirmation ("Long-form Confirmation") is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the "Transaction") between Deutsche Bank AG, New York Branch ("Party A") and Wells Fargo Bank, N.A., not individually, but solely as Master Servicer on behalf of the Supplemental Interest Trust in respect of Wells Fargo Mortgage Backed Securities 2008-AR1 Trust ("Party B") created under the Pooling and Servicing Agreement, dated as of February 27, 2008 among Wells Fargo Asset Securities Corporation, as depositor (the "Depositor"), HSBC Bank USA, National Association, as trustee and Wells Fargo Bank, N.A., as master servicer (the "PSA"). This Long-form Confirmation evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below and replaces any previous agreement between us with respect to the subject matter hereof. Item 2 of this Long-form Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement (defined below); Item 3 of this Long-form Confirmation constitutes a "Schedule" as referred to in the ISDA Master Agreement; and Annex A hereto constitutes Paragraph 13 of a Credit Support Annex to the Schedule.

Item 1. The Confirmation set forth at Item 2 hereof shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the "ISDA Master Agreement"), as if Party A and Party B had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this Long-form Confirmation, and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "Credit Support Annex"). For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement.

Item 2. The terms of the particular Transaction to which this Confirmation relates are as follows:

            Type of Transaction:          Interest Rate Swap

            Notional Amount:              With respect to any Calculation
                                          Period, the Principal Balance of the
                                          Class A-1 Certificates immediately
                                          prior to the related Distribution Date
                                          which occurs in the calendar month of
                                          the Distribution Date for such
                                          Calculation Period (determined for
                                          this purpose without regard to any
                                          adjustment of the Floating Rate I
                                          Payer Payment Date, Floating Rate II
                                          Payer Payment Date or Distribution
                                          Date relating to business days).

                                          The CUSIP no. of the Class A-1
                                          Certificates is: 94985Q AA2

                                          The Principal Balance of the Class A-1
                                          Certificates shall be published on the
                                          monthly statement to certificate
                                          holders on the internet website
                                          http://www.ctslink.com. If such report
                                          does not appear on the internet
                                          website referenced above, the
                                          Principal Balance of the Class A-1
                                          Certificates can be obtained by
                                          contacting the Master Servicer's
                                          customer relations desk at (866)
                                          846-4526.

            Trade Date:                   January 16, 2008

            Effective Date:               February 27, 2008

            Termination Date:             March 25, 2038, subject to adjustment
                                          in accordance with the Business Day
                                          Convention; provided, however, that
                                          for the purpose of determining the
                                          final Floating Rate I Payer Period End
                                          Date, Termination Date shall be
                                          subject to No Adjustment.

            Floating Amounts I:

                  Floating Rate I Payer:  Party A

                  Floating Rate I Payer
                  Period End Dates:       The 25th calendar day of each month
                                          during the Term of this Transaction,
                                          commencing March 25, 2008, and ending
                                          on the Termination Date, subject to
                                          adjustment in accordance with the
                                          Business Day Convention.

                  Floating Rate I Payer
                  Payment Dates:          Early Payment is applicable. The
                                          Floating Rate I Payer Payment Dates
                                          shall be one Business Day prior to
                                          each Floating Rate I Payer Period End
                                          Date.

                  Floating Rate I Option: USD-LIBOR-BBA; provided, that, for purposes of this Confirmation, the
                                          definition of USD-LIBOR-BBA shall be
                                          amended as follows:

                                          (a) by deleting the words "London
                                          Banking Days" and replacing them with
                                          the words "LIBOR Business Days," and

                                          (b) by adding the following at the end
                                          thereof: "Solely for purposes of this
                                          definition, "LIBOR Business Day" shall
                                          mean any day on which banks are open
                                          for dealing in foreign currency and
                                          exchange in London, England and the
                                          City of New York."

                  Designated Maturity:    One Month

                  Floating Rate I Amount: To be determined in accordance with the following formula:

                                          (Floating Rate I Option + Floating
                                          Rate I Spread) * Notional Amount *
                                          Floating Rate I Day Count Fraction

                  Floating Rate I Spread: Prior to and including the first date on which an Optional Termination is
                                          permitted to occur under the PSA,
                                          0.58% and, thereafter 1.16%

                  Floating Rate I Day     Actual/360
                  Count Fraction:

                  Reset Dates:            The first day of each Calculation
                                          Period.

            Floating Amounts II:

                  Floating Rate II Payer: Party B

                  Floating Rate II Payer  The 1st calendar day of each month
                  Period End Dates:       during the Term of this Transaction,
                                          commencing March 1, 2008, and ending
                                          on March 1, 2038, with No Adjustment.


                  Floating Rate II Payer  Early Payment is applicable. The
                  Payment Dates:          Floating Rate II Payer Payment Dates
                                          shall be one Business Day prior to
                                          each Floating Rate I Payer Period End
                                          Date.

                  Floating Rate II:       The per annum rate equal to the
                                          weighted average of the Net Mortgage
                                          Interest Rates of the Mortgage Loans
                                          (based on the Scheduled Principal
                                          Balances of the Mortgage Loans on the
                                          first day of the month preceding the
                                          Floating Rate II Payer Payment Date),
                                          applied as set forth under "Floating
                                          Rate II Amount" below.

                                          Party B shall use commercially
                                          reasonable efforts to provide to the
                                          Calculation Agent the weighted average
                                          of the Net Mortgage Interest Rates of
                                          the Mortgage Loans prior to each
                                          Floating Rate II Payer Payment Date
                                          and shall, in any case, provide such
                                          calculations to the Calculation Agent
                                          promptly upon receipt thereof, and the
                                          Calculation Agent shall make all
                                          calculations relating to the Floating
                                          Rate II Amount based on such
                                          information.

                  Floating Rate II
                  Amount: To be determined in accordance with the following formula:

                                          (i)   Floating Rate II Day Count
                                                Fraction * Floating Rate II *
                                                Notional Amount

                                                           plus

                                          (ii)  any payment of any Class A
                                                Unpaid Interest Shortfall
                                                allocated to the Class A-1
                                                Certificates under the PSA with
                                                respect to the related
                                                Distribution Date occurring in
                                                the calendar month of the
                                                Distribution Date for such
                                                Calculation Period

                                                          minus

                                          (iii) the sum of any Class A Interest
                                                Shortfall Amount, Non-Supported
                                                Interest Shortfall, Relief Act
                                                Shortfall and the interest
                                                portion of any Realized Losses
                                                allocated to the Class A-1
                                                Certificates under the PSA with
                                                respect to the related
                                                Distribution Date occurring in
                                                the calendar month of the
                                                Distribution Date for such
                                                Calculation Period

                  Floating Rate II Day    30/360
                  Count Fraction:

                  Compounding:            Inapplicable

                  Business Days:          Any day other than (i) a Saturday or a
                                          Sunday, or (ii) a legal holiday in the
                                          City of New York or (iii) a day on
                                          which banking institutions in the City
                                          of New York are authorized or
                                          obligated by law or executive order to
                                          be closed.

                  Business Day
                  Convention:             Following

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

Item 3.     Provisions Deemed Incorporated in a Schedule to the ISDA Master
            Agreement:

Part 1.     Termination Provisions.

For the purposes of this Agreement:-

(a)   "Specified Entity" will not apply to Party A or Party B for any purpose.

(b)   "Specified Transaction" will have the meaning specified in Section 14.

(c)   Events of Default.

      The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

      (i) The "Failure to Pay or Deliver" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that
             Section 5(a)(i) is hereby amended by replacing the word "third" with the word "first"; provided, further, that notwithstanding anything to the contrary in Section 5(a)(i), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(i) unless a Moody's Second Trigger Downgrade Event has occurred and is continuing and at least 30 Local Business Days have elapsed since such Moody's Second Trigger Downgrade Event first occurred.

      (ii) The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

      (iii) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b); provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless a Moody's Second Trigger Downgrade Event has occurred and is continuing and at least 30 Local Business Days have elapsed since such Moody's Second Trigger Downgrade Event first occurred.

      (iv) The "Misrepresentation" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

      (v) The "Default under Specified Transaction" provisions of Section 5(a)(v) will apply to Party A and will not apply to Party B.

      (vi) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B, provided, however, that, notwithstanding the foregoing, an Event of Default shall not occur under either Section 5(a)(vi)(1) or Section 5(a)(vi)(2) if (A) (I) the default, or other similar event or condition referred to in
             Section 5(a)(vi)(1) or the failure to pay referred to in Section 5(a)(vi)(2) is a failure to pay or deliver caused by an error or omission of an administrative or operational nature, and (II) funds or the asset to be delivered were available to such party to enable it to make the relevant payment or delivery when due and (III) such payment or delivery is made within three (3) Local Business Days following receipt of written notice from an interested party of such failure to pay, or (B) such party was precluded from paying, or was unable to pay, using reasonable means, through the office of the party through which it was acting for purposes of the relevant Specified Indebtedness, by reason of force majeure, act of State, illegality or impossibility (any such event, a "Force Majeure"), provided that funds were available to such party to make the relevant payment or delivery when due and such payment or delivery is made within three (3) Local Business Days of such Force Majeure ceasing to exist. For purposes of Section 5(a)(vi), solely with respect to Party A:

             "Specified Indebtedness" will have the meaning specified in Section 14, except that such term shall not include obligations in respect of deposits received in the ordinary course of Party A's banking business.

             "Threshold Amount" means with respect to Party A an amount equal to three percent (3%) of the shareholders' equity of Party A or, if applicable, a guarantor under an Eligible Guarantee with credit ratings at least equal to the Moody's Second Trigger Threshold and the Fitch First Trigger Ratings Threshold (as shown in the most recent annual audited financial statements of such entity determined in accordance with generally accepted accounting principles).

      (vii) The "Bankruptcy" provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B; provided, however, that, for purposes of applying Section 5(a)(vii) to Party B: (A) Section 5(a)(vii)(2) shall not apply, (B) Section 5(a)(vii)(3) shall not apply to any assignment, arrangement or composition that is effected by or pursuant to the PSA, (C) Section 5(a)(vii)(4) shall not apply to a proceeding instituted, or a petition presented, by Party A or any of its Affiliates (for purposes of Section 5(a)(vii)(4), Affiliate shall have the meaning set forth in Section 14, notwithstanding anything to the contrary in this Agreement),
             (D) Section 5(a)(vii)(6) shall not apply to any appointment that is effected by or pursuant to the PSA, or any appointment to which Party B has not yet become subject; (E) Section 5(a)(vii)(7) shall not apply; (F) Section 5(a)(vii)(8) shall apply only to the extent of any event which has an effect analogous to any of the events specified in clauses (1), (3), (4), (5) or (6) of Section 5(a)(vii), in each case as modified in this Part 1(c)(vii), and (G)
             Section 5(a)(vii)(9) shall not apply.

      (viii) The "Merger Without Assumption" provisions of Section 5(a)(viii) will apply to Party A and will not apply to Party B.

(d)   Termination Events.

      The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to "Illegality" the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with
      Section 6 of this Agreement.

      (i) The "Illegality" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

      (ii) The "Tax Event" provisions of Section 5(b)(ii) will apply to Party A except that, for purposes of the application of Section 5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)", and the "Tax Event" provisions of Section 5(b)(ii) will apply to Party B.

      (iii) The "Tax Event Upon Merger" provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

      (iv) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)   Payments on Early Termination. For the purpose of Section 6(e) of this
      Agreement:

      (i) Market Quotation will apply, provided, however, that, notwithstanding anything to the contrary in this Agreement, if an Early Termination Date has been designated as a result of a Derivative Provider Trigger Event, the following provisions will apply:

            (A) The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

                  "Market Quotation" means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction, and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

            (B) The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

                  "Settlement Amount" means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to:

                  (a) if, on or prior to such Early Termination Date, a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding, the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

                  (b) if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations from Approved Replacements have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, (I) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (II) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value); or

                  (c) if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotation from an Approved Replacement has been communicated to Party B and remains capable of becoming legally binding upon acceptance by Party B, Party B's Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions."

            (C) If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Early Termination Date.

            (D) If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                  "(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with
                  Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted against any amount payable by Party B under the immediately preceding clause (I)."

            (E) At any time on or before the Early Termination Date at which two or more Market Quotations from Approved Replacements have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, (I) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (II) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value).

            (F) Party B shall determine based on information provided by an entity that qualifies as a Reference Market-maker whether or not a Firm Offer satisfies clause (B)(y) of the definition of Replacement Transaction and whether or not a proposed transfer satisfies clause (e)(B)(y) of the definition of Permitted Transfer.

      (ii)  The Second Method will apply.

(g)   "Termination Currency" means USD.

(h) Additional Termination Events. Additional Termination Events will apply as provided in Part 5(c).

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

Part 2.     Tax Matters.

(a)   Tax Representations.

      (i)   Payer Representations. For the purpose of Section 3(e) of this
            Agreement:

            (A)   Party A makes the following representation(s):

                  It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
                  Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in
                  Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

            (B)   Party B makes the following representation(s):

                  None.

      (ii)  Payee Representations. For the purpose of Section 3(f) of this
            Agreement:

            (A)   Party A makes the following representation(s):

                  It is a "foreign person" within the meaning of the applicable U.S. Treasury Regulations concerning information reporting and backup withholding tax (as in effect on January 1, 2001), unless Party A provides written notice to Party B that it is no longer a foreign person. In respect of any Transaction it enters into through an office or discretionary agent in the United States or which otherwise is allocated for United States federal income tax purposes to such United States trade or business, each payment received or to be received by it under such Transaction will be effectively connected with its conduct of a trade or business in the United States.

            (B)   Party B makes the following representation(s):

                  None.

(b)   Tax Provisions.

      (i)   Gross Up. Section 2(d)(i)(4) shall not apply to Party B as X, and
            Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

      (ii) Indemnifiable Tax. The definition of "Indemnifiable Tax" in Section 14 is deleted in its entirety and replaced with the following:

            "Indemnifiable Tax" means, in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.

Part 3.     Agreement to Deliver Documents.

(a) For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

Party required
to deliver      Form/Document/                      Date by which
document        Certificate                         to be delivered

Party A         An original properly completed      (i) upon execution of this
                and executed United States          Agreement, (ii) on or before
                Internal Revenue Service Form       the first payment date under
                W-8ECI or other applicable form     this Agreement, including
                (or any successor thereto)          any Credit Support Document,
                together with appropriate           (iii) promptly upon the
                attachments, with respect to any    reasonable demand by Party
                payments received or to be          B, (iv) prior to the
                received by Party A that            expiration or obsolescence
                eliminates U.S. federal             of any previously delivered
                withholding and backup              form, and (v) promptly upon
                withholding Tax on payments to      the information on any such
                Party A under this Agreement.       previously delivered form
                                                    becoming inaccurate or
                                                    incorrect.

Party B         (i) Upon execution of this          (i) upon execution of this
                Agreement, an original properly     Agreement, (ii) on or before
                completed and executed United       the first payment date under
                States Internal Revenue Service     this Agreement, including
                Form W-9 (or any successor          any Credit Support Document,
                thereto) with respect to any        (iii) in the case of a tax
                payments received or to be          certification form other
                received by the initial             than a Form W-9, before
                beneficial owner of payments to     December 31 of each third
                Party B under this Agreement, and   succeeding calendar year,
                (ii) thereafter, the appropriate    (iv) promptly upon the
                tax certification form (i.e., IRS   reasonable demand by Party
                Form W-9 or IRS Form W-8BEN,        A, (v) prior to the
                W-8IMY, W-8EXP or W-8ECI, as        expiration or obsolescence
                applicable (or any successor form   of any previously delivered
                thereto)) with respect to any       form, and (vi) promptly upon
                payments received or to be          obtaining actual knowledge
                received by the beneficial owner    that the information on any
                of payments to Party B under this   such previously delivered
                Agreement from time to time. (b)    form becoming inaccurate or
                                                    incorrect.

(b)   For the purpose of Section 4(a)(ii), other documents to be delivered are:

Party required                             Date by                Covered by
to deliver      Form/Document/             which to               Section 3(d)
document        Certificate                be delivered           Representation

Party A and     Any documents required     Upon the execution     Yes
Party B         by the receiving party     and delivery of this
                to evidence the            Agreement
                authority of the
                delivering party or its
                Credit Support Provider,
                if any, for it to
                execute and deliver the
                Agreement, each
                Confirmation, and any
                Credit Support Documents
                to which it is a party,
                and to evidence the
                authority of the
                delivering party or its
                Credit Support Provider
                to perform its
                obligations under the
                Agreement, each
                Confirmation and any
                Credit Support Document,
                as the case may be

Party A and     A certificate of an        Upon the execution     Yes
Party B         authorized officer of      and delivery of this
                the party, as to the       Agreement
                incumbency and authority
                of the respective
                officers of the party
                signing the Agreement,
                each Confirmation, and
                any relevant Credit
                Support Document, as the
                case may be

Party A         Annual Report of Party A   Promptly upon          Yes
                containing consolidated    becoming publicly
                financial statements       available
                certified by independent
                certified public
                accountants and prepared
                in accordance with
                generally accepted
                accounting principles in
                the country in which
                Party A is organized

Party A         Quarterly Financial        Promptly upon          Yes
                Statements of Party A      becoming publicly
                containing unaudited,      available
                consolidated financial
                statements of Party A's
                fiscal quarter prepared
                in accordance with
                generally accepted
                accounting principles in
                the country in which
                Party A is organized

Party A         An opinion of counsel to   Upon the execution     No
                Party A reasonably         and delivery of this
                acceptable to Party B.     Agreement

Party B         An executed copy of the    Within 30 days after   No
                PSA.                       the date of this
                                           Agreement

Part 4.     Miscellaneous.

(a)   Address for Notices: For the purposes of Section 12(a) of this Agreement:

      Address for notices or communications to Party A:

      Any notice to Party A relating to a particular Transaction shall be delivered to the address or facsimile number specified in the Confirmation of such Transaction. Any notice delivered for purposes of Sections 5 and 6 (other than notices under Section 5(a)(i) with respect to Party A) of this Agreement shall be delivered to the following address:

     Address:          Deutsche Bank AG, Head Office
                       Taunusanlage 12
                       60262 Frankfurt
                       GERMANY
     Attention:        Legal Department
     Facsimile:        0049 69 910 36097

     (For all purposes)

     Address for notices or communications to Party B:

     Address:          Wells Fargo Bank, N.A.
                       9062 Old Annapolis Road
                       Columbia, MD 21045
     Attention:        Client Manager - Wells Fargo Mortgage Backed Securities,
                       Series 2008-AR1
     Facsimile:        (410) 715-2380
     Phone:            (410) 884-2000
                       (For all purposes)

(b)   Process Agent. For the purpose of Section 13(c):

      Party A appoints as its Process Agent: Not applicable

      Party B appoints as its Process Agent:  Not applicable.

(c)   Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:

      Party A is not a Multibranch Party.

      Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A; provided, however, that if an Event of Default shall have occurred and is continuing with respect to Party A, Party B shall have the right to appoint as Calculation Agent a financial institution which would qualify as a Reference Market-maker, reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)   Credit Support Document.

     Party A: The Credit Support Annex, and any guarantee in support of Party A's obligations under this Agreement.

     Party B: The Credit Support Annex, solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex.

(g)   Credit Support Provider.

     Party A: The guarantor under any guarantee in support of Party A's obligations under this Agreement.

     Party B:     None.

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole (including any claim or controversy arising out of or relating to this Agreement), without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j) Affiliate. "Affiliate" shall have the meaning assigned thereto in Section 14; provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

               [Remainder of this page intentionally left blank.]

Part 5.     Other Provisions.

(a) Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the "Definitions"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement, and (ii) references to a "Transaction" in this Agreement shall be deemed references to a "Swap Transaction" for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the PSA.

      Each reference herein to a "Section" (unless specifically referencing the PSA) or to a "Section" "of this Agreement" will be construed as a reference to a Section of the ISDA Master Agreement; each herein reference to a "Part" will be construed as a reference to the Schedule to the ISDA Master Agreement; each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

(b)   Amendments to ISDA Master Agreement.

      (i) Single Agreement. Section 1(c) is hereby amended by the adding the words "including, for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

      (ii) Conditions Precedent. Section 2(a)(iii) is hereby amended by adding the following at the end thereof:

            Notwithstanding anything to the contrary in Section 2(a)(iii)(1), if an Event of Default with respect to Party B or Potential Event of Default with respect to Party B has occurred and been continuing for more than 30 Local Business Days and no Early Termination Date in respect of the Affected Transactions has occurred or been effectively designated by Party A, the obligations of Party A under
            Section 2(a)(i) shall cease to be subject to the condition precedent set forth in Section 2(a)(iii)(1) with respect to such specific occurrence of such Event of Default or such Potential Event of Default (the "Specific Event"); provided, however, for the avoidance of doubt, the obligations of Party A under Section 2(a)(i) shall be subject to the condition precedent set forth in Section 2(a)(iii)(1) (subject to the foregoing) with respect to any subsequent occurrence of the same Event of Default with respect to Party B or Potential Event of Default with respect to Party B after the Specific Event has ceased to be continuing and with respect to any occurrence of any other Event of Default with respect to Party B or Potential Event of Default with respect to Party B that occurs subsequent to the Specific Event.

      (iii) Change of Account. Section 2(b) is hereby amended by the addition of the following after the word "delivery" in the first line thereof:
            "to another account in the same legal and tax jurisdiction as the original account".

      (iv) Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

            "(g)  Relationship Between Parties.

                  (1) Nonreliance. (i) Deutsche Bank AG, New York Bank is acting for its own account and with respect to Party B, Wells Fargo Bank, N.A., is executing solely as Master Servicer on behalf of the Supplemental Interest Trust in respect of Wells Fargo Mortgage Backed Securities 2008-AR1 Trust, (ii) It is not relying on any statement or representation of the other party (whether written or oral) regarding any Transaction hereunder, other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and
                        (iii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

                  (2) Evaluation and Understanding. (i) It has the capacity to evaluate (internally or through independent professional advice) each Transaction and has made its own decision to enter into the Transaction and (ii) it understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

                  (5) Eligible Contract Participant. It is an "eligible swap participant" as such term is defined in, Section 35.1(b)(2) of the regulations (17 C.F.R. 35) promulgated under, and an "eligible contract participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

      (v) Transfer to Avoid Termination Event. Section 6(b)(ii) is hereby amended (i) by deleting the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party," and the words ", which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed" and (ii) by deleting the words "to transfer" and inserting the words "to effect a Permitted Transfer" in lieu thereof.

      (vi) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting "; and" from the end of subparagraph (i) and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

(c) Additional Termination Events. The following Additional Termination Events will apply:

      (i) Failure to Post Collateral. If Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex and such failure has not given rise to an Event of Default under Section 5(a)(i) or Section 5(a)(iii), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (ii) Second Rating Trigger Replacement. The occurrence of any event described in this Part 5(c)(ii) shall constitute an Additional Termination Event with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

            (A) A Moody's Second Trigger Downgrade Event has occurred and is continuing and at least 30 Local Business Days have elapsed since such Moody's Second Trigger Downgrade Event first occurred, and at least one Eligible Replacement has made a Firm Offer that would, assuming the occurrence of an Early Termination Date, qualify as a Market Quotation (on the basis that Part 1(f)(i)(A) applies) and which remains capable of becoming legally binding upon acceptance.

            (B) A Fitch Second Trigger Downgrade Event has occurred and is continuing and at least 30 calendar days have elapsed since such Fitch Second Trigger Downgrade Event first occurred.

      (iii) Amendment of PSA. If, without the prior written consent of Party A where such consent is required under the PSA (such consent not to be unreasonably withheld, conditioned or delayed), an amendment is made to the PSA, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event

      (iv) Optional Termination of Securitization. An Additional Termination Event shall occur upon the notice to Certificateholders of an optional purchase of all Mortgage Loans and any REO Mortgage Loans by the Depositor pursuant to Section 9.01 of the PSA (an "Optional Termination") becoming unrescindable in accordance with Article IX of the PSA (such notice, the "Optional Termination Notice"). With respect to such Additional Termination Event: (A) Party B shall be the sole Affected Party; (B) notwithstanding anything to the contrary in Section 6(b)(iv) or Section 6(c)(i), the final Distribution Date specified in the Optional Termination Notice is hereby designated as the Early Termination Date for this Additional Termination Event in respect of all Affected Transactions; (C)
            Section 2(a)(iii)(2) shall not be applicable to any Affected Transaction in connection with the Early Termination Date resulting from this Additional Termination Event; notwithstanding anything to the contrary in Section 6(c)(ii), payments and deliveries under
            Section 2(a)(i) or Section 2(e) in respect of the Terminated Transactions resulting from this Additional Termination Event will be required to be made through and including the Early Termination Date designated as a result of this Additional Termination Event; provided, for the avoidance of doubt, that any such payments or deliveries that are made on or prior to such Early Termination Date will not be treated as Unpaid Amounts in determining the amount payable in respect of such Early Termination Date; (D) notwithstanding anything to the contrary in Section 6(d)(i), (I) if, no later than 4:00 pm New York City time on the day that is four Business Days prior to the final Distribution Date specified in the Optional Termination Notice, the Master Servicer requests the amount of the Estimated Swap Termination Payment, Party A shall provide to the Master Servicer in writing (which may be done in electronic format) the amount of the Estimated Swap Termination Payment no later than 2:00 pm New York City time on the following Business Day and (II) if the Master Servicer provides written notice (which may be done in electronic format) to Party A no later than two Business Days prior to the final Distribution Date specified in the Optional Termination Notice that all requirements of the Optional Termination have been met, then Party A shall, no later than one Business Day prior to the final Distribution Date specified in the Optional Termination Notice, make the calculations contemplated by Section 6(e) (as amended herein) and provide to the Master Servicer in writing (which may be done in electronic format) the amount payable by either Party B or Party A in respect of the related Early Termination Date in connection with this Additional Termination Event; provided, however, that the amount payable by Party B, if any, in respect of the related Early Termination Date shall be the lesser of (x) the amount calculated to be due from Party B pursuant to Section 6(e) and (y) the Estimated Swap Termination Payment; and
            (E) notwithstanding anything to the contrary in this Agreement, any amount due from Party B to Party A in respect of this Additional Termination Event will be payable one Business Day prior to the final Distribution Date specified in the Optional Termination Notice and any amount due from Party A to Party B in respect of this Additional Termination Event will be payable one Business Day prior to the final Distribution Date specified in the Optional Termination Notice.

      (v) Regulation AB - 10% Disclosure Request. If (1) the Depositor still has a reporting obligation with respect to this Transaction pursuant to Regulation AB (as defined below) and (2) Party A has not, within 30 days after receipt of a 10% Disclosure Request (as defined below) complied with the provisions set forth in clauses (ii) and (iii) of
            Part 5(e) below (provided that if the significance percentage is 10% or more and less than 20% when the 10% Disclosure Request is made or reaches 10% after a 10% Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in clauses (ii) and (iii) of Part 5(e) below within 3 calendar days of Party A being informed of the significance percentage reaching 10% or more), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (vi) Regulation AB - 20% Disclosure Request. If (1) the Depositor still has a reporting obligation with respect to this Transaction pursuant to Regulation AB and (2) Party A has not, within 30 days after receipt of a 20% Disclosure Request (as defined below) complied with the provisions set forth in clauses (iv) and (v) of Part 5(e) below (provided that if the significance percentage is 20% or more when the 20% Disclosure Request is made or reaches 20% after a 20% Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in clauses (iv) and (v) of Part 5(e) below within 3 calendar days of Party A being informed of the significance percentage reaching 20% or more), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(d) Required Ratings Downgrade Event. If a Required Ratings Downgrade Event has occurred and is continuing, then Party A shall, at its own expense, use commercially reasonable efforts to, as soon as reasonably practicable, either (A) effect a Permitted Transfer or (B) procure an Eligible Guarantee by a guarantor with credit ratings at least equal to the Moody's Second Trigger Threshold and the Fitch First Trigger Ratings Threshold.

(e)   Compliance with Regulation AB

      (i) Party A acknowledges that for so long as there are reporting obligations with respect to this Transaction under Regulation AB, the Depositor, acting on behalf of the Issuing Entity, is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended ("Regulation AB"), to disclose certain information set forth in Regulation AB regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

      (ii) If the Depositor determines, reasonably and in good faith, that the significance percentage of this Agreement (and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B) has increased to eight (8) percent or more but less than eighteen (18) percent, then the Depositor may request on the date of such determination (or, if such date of determination is not a Business Day, the immediately following Business Day) from Party A the same information set forth in Item 1115(b)(1) of Regulation AB that would have been required if the significance percentage had in fact increased to ten (10) percent, along with any necessary auditors' consent (such request, a "10% Disclosure Request" and such requested information, subject to the last sentence of this paragraph, is the "10% Financial Disclosure"). The Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor's determination that led to the 10% Disclosure Request. The parties hereto further agree that the 10% Financial Disclosure provided to meet the 10% Disclosure Request may be, solely at Party A's option, either the information set forth in Item 1115(b)(1) or
            Item 1115(b)(2) of Regulation AB.

      (iii) Upon the occurrence of a 10% Disclosure Request, Party A, at its own expense, shall (i) provide the Depositor with the 10% Financial Disclosure, (ii) subject to Rating Agency Confirmation, secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to (A) provide the 10% Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 10% Financial Disclosure or (iii) subject to Rating Agency Confirmation, obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to (A) provide the 10% Financial Disclosure, such that disclosure provided in respect of the affiliate will, in the judgment of counsel to the Depositor, satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide 10% Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 10% Financial Disclosure. Any such 10% Financial Disclosure provided pursuant to this paragraph (iii) shall be in a form suitable for conversion to the format required for filing by the Depositor with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR). If permitted by Regulation AB, any required 10% Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act.

      (iv) If the Depositor determines, reasonably and in good faith, that the significance percentage of this Agreement (and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B) has increased to eighteen (18) percent or more, then the Depositor may request on the date of such determination (or, if such date of determination is not a Business Day, the immediately following Business Day) from Party A the same information set forth in Item 1115(b)(2) of Regulation AB that would have been required if the significance percentage had in fact increased to twenty (20) percent, along with any necessary auditors consent (such request, a "20% Disclosure Request" and such requested information is the "20% Financial Disclosure"). Party B or the Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor's determination that led to the 20% Disclosure Request.

      (v) Upon the occurrence of a 20% Disclosure Request, Party A, at its own expense, shall (i) provide the Depositor with the 20% Financial Disclosure, (ii) subject to Rating Agency Confirmation, secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to (A) provide the 20% Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 20% Financial Disclosure or (iii) subject to Rating Agency Confirmation, obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to (A) provide the 20% Financial Disclosure, such that disclosure provided in respect of the affiliate will, in the judgment of counsel to the Depositor, satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide 20% Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 20% Financial Disclosure. Any such 20% Financial Disclosure provided pursuant to this paragraph (v) shall be in a form suitable for conversion to the format required for filing by the Depositor with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR). If permitted by Regulation AB, any required 20% Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act.

(f)   Transfers.

      (i)   Section 7 is hereby amended to read in its entirety as follows:

            "Neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party unless (a) the prior written consent of the other party is obtained and (b) the Rating Agency Condition has been satisfied with respect to Fitch, except that:

                  (a)   Party A may make a Permitted Transfer (1) pursuant to
                        Section 6(b)(ii), (2) pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement), or (3) at any time at which no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold;

                  (b) Party B may transfer its rights and obligations hereunder in connection with a transfer pursuant to
                        Section 6.06 of the PSA.

                  (c) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

                  Any purported transfer that is not in compliance with this Section will be void."

      (ii) If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A's written request and at Party A's expense, execute such documentation provided to it as reasonably determined necessary by Party A to effect such transfer.

(g) Non-Recourse. Party A acknowledges and agrees that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the trust estate created pursuant to the PSA (the "Trust Estate") and the proceeds thereof, in accordance with the priority of payments and other terms of the PSA and that Party A will not have any recourse to any of the directors, officers, agents, employees, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Trust Estate and the proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization thereof in accordance with the PSA, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. The Master Servicer shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts forming part of the Trust Estate. This provision will survive the termination of this Agreement.

(h) Timing of Payments by Party B upon Early Termination. Notwithstanding anything to the contrary in Section 6(d)(ii), to the extent that all or a portion (in either case, the "Unfunded Amount") of any amount that is calculated as being due in respect of any Early Termination Date under
      Section 6(e) from Party B to Party A will be paid by Party B from amounts other than any upfront payment paid to Party B by an Eligible Replacement that has entered into a Replacement Transaction with Party B, then such Unfunded Amount shall be due on the Business Day prior to the next subsequent Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii), and on the Business Day prior to any subsequent Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with
      Section 6(d)(ii) is a Distribution Date, such payment will be payable on the Business Day prior to such Distribution Date.

(i) Rating Agency Notifications. Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Rating Agency has been provided prior written notice of such designation or transfer.

(j)   No Set-off. Except as expressly provided for in Section 2(c), Section 6 or
      Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.
      Section 6(e) shall be amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k) Amendment. Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Rating Agencies has been provided prior written notice of the same and the Rating Agency Condition is satisfied with respect to Fitch.

(l) Notice of Certain Events or Circumstances. Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(m) Proceedings. No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B or the trust formed pursuant to the PSA, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates. This provision will survive the termination of this Agreement.

(n) Master Servicer Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wells Fargo Bank, N.A. not in its individual capacity, but solely as Master Servicer under the PSA in the exercise of the powers and authority conferred and vested in it thereunder; (b) Wells Fargo Bank, N.A. has been directed pursuant to the PSA to enter into this Agreement and to perform its obligations hereunder; (c) each of the representations, warranties, covenants, undertakings and agreements herein made on behalf of the Supplemental Interest Trust is made and intended not as a personal representation of the Master Servicer but is made and intended for the purpose of binding only the Supplemental Interest Trust; and (d) nothing herein contained shall be construed as creating any liability on Wells Fargo Bank, N.A., individually or personally, to perform any covenant either expressed or implied contained herein (including, for the avoidance of doubt, any liability, individually or personally, for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts held in the account held by the Supplemental Interest Trust created pursuant to the PSA or any inability to provide any correct withholding certificate from a Certificateholder provided to the Master Servicer), all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any person claiming by, through or under such parties and (e) under no circumstances shall Wells Fargo Bank, N.A. in its individual capacity be personally liable for the payment of any indemnity, indebtedness, fees or expenses of the Supplemental Interest Trust or any payments hereunder or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement or any other related documents, as to all of which recourse shall be had solely to the Trust Estate in accordance with the terms of the PSA.

(o) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

      The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(p) Agent for Party B. Party A acknowledges the appointment of the Master Servicer under PSA to carry out certain functions on behalf of Party B, and that the Master Servicer shall be entitled to give notices and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.

(q)   Reserved.

(r) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording. Each party agrees to provide such recording to the other party upon reasonable request.

(s) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t) Form of ISDA Master Agreement. Party A and Party B hereby agree that the text of the body of the ISDA Master Agreement is intended to be the printed form of the ISDA Master Agreement (Multicurrency - Crossborder) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc.

(u) Payment Instructions. Party A hereby agrees that, unless notified in writing by Party B of other payment instructions, any and all amounts payable by Party A to Party B under this Agreement shall be paid to the account specified in Item 4 of this Long-form Confirmation, below.

(v)   Additional representations.

      (i) Representations of Party A. Party A represents to Party B on the date on which Party A enters into the Transaction that:--

            (1) Party A's obligations under this Agreement rank pari passu with all of Party A's other unsecured, unsubordinated obligations except those obligations preferred by operation of law.

            (2) Party A is a bank subject to the requirements of 12 U.S.C. ss. 1823(e), its execution, delivery and performance of this Agreement (including the Credit Support Annex and each Confirmation) have been approved by its board of directors or its loan committee, such approval is reflected in the minutes of said board of directors or loan committee, and this Agreement (including the Credit Support Annex and each Confirmation) will be maintained as one of its official records continuously from the time of its execution (or in the case of any Confirmation, continuously until such time as the relevant Transaction matures and the obligations therefore are satisfied in full).

      (ii) Capacity. Party A represents to Party B on the date on which Party A enters into the Transaction that it is entering into the Agreement and the Transaction as principal and not as agent of any person. The Master Servicer represents to Party A on the date on which the Master Servicer executes this Agreement that it is executing the Agreement not in its individual capacity, but solely as Master Servicer under the PSA.

(w)   Acknowledgements.

      (i) Substantial financial transactions. Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the PSA relating to such Transaction, as applicable. This paragraph is deemed repeated on the trade date of the Transaction.

      (ii) Bankruptcy Code. Subject to Part 5(m), without limiting the applicability if any, of any other provision of the U.S. Bankruptcy Code as amended (the "Bankruptcy Code") (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into hereunder will constitute "forward contracts" or "swap agreements" as defined in Section 101 of the Bankruptcy Code or "commodity contracts" as defined in Section 761 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, pledge, or similar agreement related hereto will constitute a "margin payment" as defined in Section 101 of the Bankruptcy Code, and that the parties are entities entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(x)   Reserved.

(y)   Reserved.

(z)   Additional Definitions.

      As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

      "Approved Ratings Threshold" means each of the Moody's First Trigger Ratings Threshold and the Fitch First Trigger Ratings Threshold.

      "Approved Replacement" means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions
      (a), (b), (c) and (d) of the definition of Permitted Transfer if such entity were a Transferee, as defined in the definition of Permitted Transfer.

      "Derivative Provider Trigger Event" means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

      "Eligible Guarantee" means an unconditional and irrevocable guarantee of all present and future obligations of Party A under this Agreement (or, solely for purposes of the definition of Eligible Replacement, all present and future obligations of such Eligible Replacement under this Agreement or its replacement, as applicable) which is provided by a guarantor as principal debtor rather than surety and which is directly enforceable by Party B (together with a legal opinion from a law firm confirming the enforceability of the guarantee) the form and substance of which guarantee and legal opinion are subject to the Rating Agency Condition with respect to Fitch, and either (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to deduction or Tax collected by withholding and such opinion has been delivered to Moody's and Fitch, or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to deduction or Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such deduction or withholding been required, or (C) in the event that any payment under such guarantee is made net of deduction or withholding for Tax, Party A is required, under Section 2(a)(i), to make such additional payment as is necessary to ensure that the net amount actually received by Party B from the guarantor will equal the full amount Party B would have received had no such deduction or withholding been required.

      "Eligible Replacement" means an entity (A) that lawfully could perform the obligations owing to Party B under this Agreement (or its replacement, as applicable), and (B) (I) (x) which has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold, in either case if Moody's is a Rating Agency, and (II) (x) which has a long-term unsecured and unsubordinated debt rating from Fitch of at least "AA-" and a short-term unsecured and unsubordinated debt rating from Fitch of "F1" or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with a long-term unsecured and unsubordinated debt rating from Fitch of at least "AA-" and a short-term unsecured and unsubordinated debt rating from Fitch of "F1", in either case if Fitch is a Rating Agency. All credit ratings described in this definition of Eligible Replacement shall be provided to Party B in writing if requested by Party B.

      "Estimated Swap Termination Payment" means, with respect to an Early Termination Date, an amount determined by Party A in good faith and in a commercially reasonable manner as the maximum payment that could be owed by Party B to Party A in respect of such Early Termination Date pursuant to Section 6(e) (as amended herein), taking into account then current market conditions.

      "Financial Institution" means a bank, broker/dealer, insurance company, structured investment company or derivative product company.

      "Firm Offer" means a quotation from an Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B.

      "Fitch" means Fitch Ratings Ltd., or any successor thereto.

      "Fitch First Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of "A" and a short-term unsecured and unsubordinated debt rating from Fitch of "F1".

      "Fitch Second Trigger Downgrade Event" means that no Relevant Entity has credit ratings from Fitch at least equal to the Fitch Second Trigger Ratings Threshold.

      "Fitch Second Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of "A-" and a short-term unsecured and unsubordinated debt rating from Fitch of "F2".

      "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

      "Moody's First Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A2" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-1", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A1".

      "Moody's Second Trigger Downgrade Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

      "Moody's Second Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-2", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3".

      "Permitted Transfer" means a transfer by novation by Party A, pursuant to
      Section 6(b)(ii) which is described in Sections 7(a)(2) or (3) (as amended herein), to a transferee (the "Transferee") of Party A's rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement; (b) Party A and the Transferee are both "dealers in notional principal contracts" within the meaning of Treasury regulations section 1.1001-4; (c) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under Section 2(d)(i)(4); (d) an Event of Default or Termination Event would not occur as a result of such transfer; (e) the Transferee contracts with Party B pursuant to a written instrument (the "Transfer Agreement") (A) (i) on terms which are effective to transfer to the Transferee all, but not less than all, of Party A's rights, liabilities, duties and obligations under the Agreement and all relevant Transactions, which terms are identical to the terms of this Agreement, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a)(i) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Part 5(b)(iv), Part 5(v)(i)(2) or Part 5(v)(ii), notice information and account details, and (ii) each Rating Agency has been given prior written notice of such transfer, or (B) (i) on terms that (x) have the effect of preserving for Party B the economic equivalent of all payment and delivery obligations (whether absolute or contingent and assuming the satisfaction of each applicable condition precedent) under this Agreement immediately before such transfer and (y) are, in all material respects, no less beneficial for Party B than the terms of this Agreement immediately before such transfer, as determined by Party B, and (ii) Moody's has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to Fitch; (f) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); and (g) such transfer otherwise complies with the terms of the PSA.

      "Rating Agencies" mean, with respect to any date of determination, each of Moody's and Fitch, to the extent that each such rating agency is then providing a rating for any of the Wells Fargo Mortgage Backed Securities 2008-AR1 Trust, Mortgage Pass-Through Certificates, Series 2008-AR1 (the "Certificates").

      "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder and each Rating Agency specified in connection with such proposed act or omission, that the party proposing such act or failure to act must consult with each of the specified Rating Agencies and receive from each such Rating Agency prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates.

      "Relevant Entities" mean Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

      "Replacement Transaction" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (A) has terms which would be effective to transfer to a transferee all, but not less than all, of Party A's rights, liabilities, duties and obligations under this Agreement and all relevant Transactions, which terms are identical to the terms of this Agreement, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a)(i) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Part 5(b)(iv), Part 5(v)(i)(2) or Part 5(v)(ii), notice information and account details, save for the exclusion of provisions relating to Transactions that are not Terminated Transactions, or (B) (x) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) under this Agreement in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, and (y) has terms which are, in all material respects, no less beneficial for Party B than those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions), as determined by Party B.

      "Required Ratings Downgrade Event" means that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold.

      "Required Ratings Threshold" means each of the Moody's Second Trigger Ratings Threshold and the Fitch Second Trigger Ratings Threshold.

              [Remainder of this page intentionally left blank.]

Item 4.     Account Details and Settlement Information:

            Payments to Party A:
            A/C With:               DB Trust Co. Americas, New York
            Swift Code:             BKTRUUS33 / ABA 021001033
            Favour of:              Deutsche Bank AG, New York
            Account Number:         01 473 969
            Reference:              N764066N

            Payments to Party B:

                                    Wells Fargo Bank, N.A.
            ABA #:                  121000248
            Account Number:         3970771416
            Account Name:           SAS Clearing
            Reference:              53192901; WFMBS 2008-AR1 Supplemental
                                    Interest Trust Account

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.


Very truly yours,

DEUSTCHE BANK AG, NEW YORK BRANCH

By:   /s/ Ernest Calabrese
   --------------------------------------
   Name:  Ernest Calabrese
   Title: Director


Very truly yours,

DEUSTCHE BANK AG, NEW YORK BRANCH

By:   /s/ Susan Valenti
   --------------------------------------
   Name:  Susan Valenti
   Title: Director

Party B, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the date hereof.

WELLS FARGO BANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS MASTER SERVICER ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST IN RESPECT OF WELLS FARGO MORTGAGE BACKED SECURITIES 2008-AR1 TRUST


By:   /s/ Stacey M. Taylor
   --------------------------------------
   Name:  Stacey M. Taylor
   Title: Vice President



Chairman of the Supervisory Board: Clemens Borsig
Management Board: Josef Ackermann (Chairman), Hugo Banziger, Tessen von Heydebreck, Anthony Di Iorio, Hermann-Josef Lamberti

                                     Annex A

                    Paragraph 13 of the Credit Support Annex

                                     ISDA(R)
                              CREDIT SUPPORT ANNEX
                             to the Schedule to the
                              ISDA Master Agreement
                      dated as of February 27, 2008 between
   Deutsche Bank AG, New York Branch (hereinafter referred to as "Party A" or
                                   "Pledgor")
                                       and
   Wells Fargo Bank, N.A., not individually, but solely as Master Servicer on behalf of the Supplemental Interest Trust in respect of Wells Fargo Mortgage
    Backed Securities 2008-AR1 Trust (hereinafter referred to as "Party B" or
                                "Secured Party").

  For the avoidance of doubt, and notwithstanding anything to the contrary that may be contained in the Agreement, this Credit Support Annex shall relate solely to the Transaction documented in the Confirmation dated February 27, 2008, between Party A and Party B, Reference Number N764066N.

Paragraph 13. Elections and Variables.

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations:

      With respect to Party A: not applicable.

      With respect to Party B: not applicable.

(b)   Credit Support Obligations.

      (i)   Delivery Amount, Return Amount and Credit Support Amount.

            (A) "Delivery Amount" has the meaning specified in Paragraph 3(a), except that:

                  (I) the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" shall be deleted and replaced with the words "not later than the close of business on each Valuation Date",

                  (II) the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party." shall be deleted in its entirety and replaced with the following:

                        "The "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the greatest of

                        (1) the amount by which (a) the Moody's Credit Support Amount for such Valuation Date exceeds (b) the Moody's Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party, and

                        (2) the amount by which (a) the Fitch Credit Support Amount for such Valuation Date exceeds (b) the Fitch Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party, and

                  (III) if, on any Valuation Date, the Delivery Amount equals or exceeds the Pledgor's Minimum Transfer Amount, the Pledgor will Transfer to the Secured Party sufficient Eligible Credit Support to ensure that, immediately following such transfer, the Delivery Amount shall be zero.

            (B) "Return Amount" has the meaning specified in Paragraph 3(b), except that:

                  (I) the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Credit Support Amount." shall be deleted in its entirety and replaced with the following:

                        "The "Return Amount" applicable to the Secured Party for any Valuation Date will equal the least of

                        (1) the amount by which (a) the Moody's Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's Credit Support Amount for such Valuation Date, and

                        (2) the amount by which (a) the Fitch Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the Fitch Credit Support Amount for such Valuation Date, and

                  (II) in no event shall the Secured Party be required to Transfer any Posted Credit Support under Paragraph 3(b) if, immediately following such transfer, the Delivery Amount would be greater than zero.

            (C) "Credit Support Amount" shall not apply. For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the Moody's Credit Support Amount or the Fitch Credit Support Amount, in each case for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

      (ii)  Eligible Collateral.

      On any date, the following items will qualify as "Eligible Collateral" (for the avoidance of doubt, all Eligible Collateral to be denominated in USD):

                   Moody's      Moody's
                    First       Second
                   Trigger      Trigger       Fitch
                  Valuation    Valuation    Valuation
   Collateral     Percentage   Percentage   Percentage
   ----------     ----------   ----------   ----------

(A) Cash             100%         100%         100%

(B) Fixed-rate       100%         100%        99.5%
negotiable debt
obligations
issued by the
U.S. Treasury
Department
having a
remaining
maturity on
such date of
not more than
one year

(C) Fixed-rate       100%          94%        93.9%
negotiable debt
obligations
issued by the
U.S. Treasury
Department
having a
remaining
maturity on
such date of
more than one
year but not
more than ten
years

(D) Fixed-rate       100%          87%        92.7%
negotiable debt
obligations
issued by the
U.S. Treasury
Department
having a
remaining
maturity on
such date of
more than ten
years but not
more than 15
years

      (iii) Other Eligible Support.

            The following items will qualify as "Other Eligible Support" for the party specified:

            Not applicable.

      (iv)  Threshold.

            (A) "Independent Amount" means zero with respect to Party A and Party B.

            (B) "Moody's Threshold" means, with respect to Party A and any Valuation Date, if a Moody's First Trigger Downgrade Event has occurred and is continuing and such Moody's First Trigger Downgrade Event has been continuing (i) for at least 30 Local Business Days or (ii) since this Annex was executed, zero; otherwise, infinity.

            (C) "Fitch Threshold" means, with respect to Party A and any Valuation Date, if a Fitch First Trigger Downgrade Event has occurred and is continuing and such Fitch First Trigger Downgrade Event has been continuing (i) for at least 30 calendar days or (ii) since this Annex was executed, zero; otherwise, infinity.

            (D) "Threshold" means, with respect to Party B and any Valuation Date, infinity.

            (E) "Minimum Transfer Amount" means USD 25,000 with respect to Party A and Party B.

            (F) Rounding: The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c)   Valuation and Timing.

      (i) "Valuation Agent" means Party A; provided, however, that if an Event of Default shall have occurred with respect to which Party A is the Defaulting Party, Party B shall have the right to designate as Valuation Agent an independent party, reasonably acceptable to Party A, the cost for which shall be borne by Party A. All calculations by the Valuation Agent must be made in accordance with standard market practice, including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support, by making reference to quotations received by the Valuation Agent from one or more Pricing Sources.

      (ii) "Valuation Date" means the first Local Business Day in each week on which any of the Moody's Threshold or the Fitch Threshold is zero.

      (iii) "Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the applicable Valuation Date (or in the case of Paragraph 6(d), the Local Business Day following the day on which such relevant calculations are performed)."

      (iv) "Notification Time" means 11:00 a.m., New York time, on a Local Business Day.

      (v) External Verification. Notwithstanding anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which no Relevant Entity has credit ratings from Fitch at least equal to a Fitch Intermediate Trigger Downgrade Event has occurred and is continuing, the Valuation Agent shall (A) calculate the Fitch Value of Posted Credit Support and the Secured Party's Exposure on each Valuation Date based on internal marks and (B) verify such calculations with external marks weekly by obtaining on the last Local Business Day of each calendar week one external mark for each Transaction to which this Annex relates and for all Posted Credit Support. Each external mark in respect of a Transaction shall be obtained from an independent Reference Market-maker. The Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to Party B. The Valuation Agent shall calculate on each Valuation Date (for purposes of this paragraph, the last Local Business Day in each calendar week shall be considered a Valuation Date) the Secured Party's Exposure and the Fitch Value of Posted Collateral based on the greater of the Valuation Agent's internal marks and the external mark received.

(d) Conditions Precedent and Secured Party's Rights and Remedies. The following Termination Events will be a "Specified Condition" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party): With respect to Party A: any Additional Termination Event with respect to which Party A is the sole Affected Party. With respect to Party B: None.

(e)   Substitution.

      (i)   "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

      (ii) Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)   Dispute Resolution.

      (i) "Resolution Time" means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

      (ii) Value. Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the Moody's Value and Fitch Value on any date, of Eligible Collateral will be calculated as follows:

            For Eligible Collateral other than Cash listed in Paragraph 13(b)(ii): the sum of (A) the product of (1)(x) the bid price at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange, the bid price for such securities quoted at the Valuation Time by any principal market maker for such securities selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral, and (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.

      (iii) Alternative. The provisions of Paragraph 5 will apply.

(g)   Holding and Using Posted Collateral.

      (i) Eligibility to Hold Posted Collateral; Custodians. Party B (or any Custodian) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

            Party B may appoint as Custodian (A) the entity then serving as Supplemental Interest Trustee or (B) any entity other than the entity then serving as Supplemental Interest Trustee if such other entity (or, to the extent applicable, its parent company or credit support provider) (i) shall then have credit ratings from Fitch at least equal to the Custodian Required Rating Threshold, and (ii) is a depository institution that (a) is subject to supervision or examination by a federal or state authority, (b) has a combined capital and surplus of at least $15 million and (c) is qualified to do business in New York. If any entity referred to in clause (B) above is the Custodian for Party B and such entity fails after its appointment as Custodian to meet the Custodian Required Rating Threshold, Party B shall replace such Custodian with an entity meeting the applicable requirements above within 60 days following such failure to meet the Custodian Required Rating Threshold. For the avoidance of doubt, if Wells Fargo Bank, N.A. is serving as Supplemental Interest Trustee, the requirement to meet the Custodian Required Rating Threshold shall not apply.

            Initially, the Custodian for Party B is: Supplemental Interest Trustee.

      (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Party B or its Custodian; provided, however, that if Party A delivers Posted Collateral in book-entry form, then Paragraph 6(c)(ii) will apply to Party B and its Custodian, and Party B and its Custodian shall have the rights specified in Paragraph 6(c)(ii).

(h)   Distributions and Interest Amount.

      (i) Interest Rate. The "Interest Rate" will be the actual interest rate earned on Posted Collateral in the form of Cash that is held by Party B or its Custodian. Posted Collateral in the form of Cash shall be invested in such overnight (or redeemable within two Local Business Days of demand) Permitted Investments rated at least Prime-1 by Moody's or Aaa by Moody's, as directed by Party A (unless
            (x) an Event of Default or an Additional Termination Event has occurred with respect to which Party A is the defaulting or sole Affected Party or (y) an Early Termination Date has been designated, in which case such Posted Collateral shall be held uninvested). If no investment direction is provided by Party A, such funds shall remain uninvested. Gains and losses incurred in respect of any investment of Posted Collateral in the form of Cash in Permitted Investments as directed by Party A shall be for the account of Party A.

      (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B. The last sentence of Paragraph 6(d)(ii) is hereby amended by adding the words "actually received by Party B but" after the words "Interest Amount or portion thereof".

      (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) (as amended herein) will apply.

      (iv) Distributions. Paragraph 6(d)(i) shall be deleted in its entirety and replaced with the following:

            "Distributions. Subject to Paragraph 4(a), if Party B receives Distributions on a Local Business Day, it will Transfer to Party A not later than the following Local Business Day any Distributions it receives to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose)."

(i) Additional Representation(s). There are no additional representations by either party.

(j)   Other Eligible Support and Other Posted Support.

      (i) "Value" with respect to Other Eligible Support and Other Posted Support means: not applicable.

      (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k) Demands and Notices. All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

      If to Party A, at the address specified pursuant to the Notices Section of this Agreement.

      If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

      If to Party B's Custodian: at the address specified pursuant to the Notices Section of this Agreement.

(l) Address for Transfers. Each Transfer hereunder shall be made to the address specified below or to an address specified in writing from time to time by the party to which such Transfer will be made.

      Party A account details for holding collateral

       A/C With:                DB Trust Co. Americas, New York
       Swift Code:              BKTRUUS33 / ABA 021001033
       Favour of:               Deutsche Bank AG, New York
       Account Number:          01 473 969
       Reference:               N764066N

      Party B's Custodian account details for holding collateral:

                                Wells Fargo Bank, N.A.
       ABA Number:              121-000-248
       Account Number:          3970771416
       Account Name:            SAS Clearing
       Ref:                     53192902, WFMBS 2008-AR1 Credit Support Account

(m)   Other Provisions.

      (i) Collateral Account. Upon notification, Party B or its Custodian shall establish and maintain a segregated account, and hold, record and identify all Posted Collateral in such segregated account.

      (ii) Agreement as to Single Secured Party and Single Pledgor. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

      (iii) Calculation of Value. Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "Moody's Value, Fitch Value". Paragraph 4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "a Moody's Value and a Fitch Value" and (B) deleting the words "the Value" and inserting in lieu thereof "Moody's Value and Fitch Value". Paragraph 5 (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "Moody's Value or Fitch Value". Paragraph 5(i) (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "Moody's Value and Fitch Value". Paragraph 5(i)(C) is hereby amended by deleting the word "the Value, if" and inserting in lieu thereof "any one or more of the Moody's Value or Fitch Value, as may be". Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words "the Value" and inserting in lieu thereof "any one or more of the Moody's Value or Fitch Value" and (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed Moody's Value or Fitch Value". Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word "Value" and inserting in lieu thereof "least of the Moody's Value and Fitch Value".

      (iv) Form of Annex. Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

      (v) Events of Default. Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex. Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if a Moody's Second Trigger Downgrade Event has occurred and is continuing and at least 30 Local Business Days have elapsed since such Moody's Second Trigger Downgrade Event first occurred.

      (vi) Expenses. Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in maintenance and any Transfer of Eligible Collateral.

      (vii) Withholding. Paragraph 6(d)(ii) is hereby amended by inserting immediately after "the Interest Amount" in the fourth line thereof the words "less any applicable withholding taxes."

      (viii) Additional Definitions. As used in this Annex:

             "Custodian Required Rating Threshold" means, with respect to an entity, a long-term unsecured and unsubordinated debt rating from Fitch of "BBB" and a short-term unsecured and unsubordinated debt rating from Fitch of "F2".

             "Exposure" has the meaning specified in Paragraph 12, except that
             (1) after the word "Agreement" the words "(assuming, for this purpose only, that Part 1(f)(i)(A)-(E) of the Schedule is deleted)" shall be inserted and (2) at the end of the definition of Exposure, the words "with terms that are, in all material respects, no less beneficial for Party B than those of this Agreement" shall be added.

             "Fitch First Trigger Downgrade Event" means that no Relevant Entity has credit ratings from Fitch at least equal to the Fitch First Trigger Ratings Threshold.

             "Fitch Credit Support Amount" means, for any Valuation Date:

             (A) if the Fitch Threshold for such Valuation Date is zero, an amount equal to the sum of (1) 100.0% of the Secured Party's Exposure for such Valuation Date and (2) the sum, for each Transaction to which this Annex relates, of the product of
                   (i) the related Fitch Volatility Cushion for such Transaction, (ii) the Scale Factor (as defined in the related Confirmation), if any, for such Transaction or, if no Scale Factor is applicable for such Transaction, one, and (iii) the Notional Amount of such Transaction for the Calculation Period of such Transaction which includes such Valuation Date, and (iv) 105%, or

             (B) if the Fitch Threshold for such Valuation Date is infinity, zero.

             "Fitch Intermediate Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of "BBB+" and a short-term unsecured and unsubordinated debt rating from Fitch of "F2".

             "Fitch Intermediate Trigger Downgrade Event" means that no Relevant Entity has credit ratings from Fitch at least equal to the Fitch Intermediate Ratings Threshold.

             "Fitch Valuation Percentage" means, for any Valuation Date and each item of Eligible Collateral, the corresponding percentage for such Eligible Collateral in the column headed "Fitch Valuation Percentage".

             "Fitch Value" means, on any date and with respect to any Eligible Collateral other than Cash, the product of (x) the bid price obtained by the Valuation Agent for such Eligible Collateral and
             (y) the Fitch Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

             "Fitch Volatility Cushion" means, for any Transaction, 0.19%.

             "Local Business Day" means, for purposes of this Annex: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of Party A, Party B and any Custodian, and
             (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and in the location of Party A, Party B and any Custodian).

             "Moody's Credit Support Amount" means, for any Valuation Date:

             (A)   if the Moody's Threshold for such Valuation Date is zero and
                   (i) it is not the case that a Moody's Second Trigger Downgrade Event has occurred and is continuing or (ii) a Moody's Second Trigger Downgrade Event has occurred and is continuing and less than 30 Local Business Days have elapsed since such Moody's Second Trigger Downgrade Event first occurred, an amount equal to the greater of (x) zero and (y) the sum of the Secured Party's Exposure and the aggregate of Moody's First Trigger Additional Amounts for all Transactions and such Valuation Date;

             (B) if the Moody's Threshold for such Valuation Date is zero and a Moody's Second Trigger Downgrade Event has occurred and is continuing and at least 30 Local Business Days have elapsed since such Moody's Second Trigger Downgrade Event first occurred, an amount equal to the greatest of (x) zero, (y) the aggregate amount of the Next Payments for all Next Payment Dates, and (z) the sum of the Secured Party's Exposure and the aggregate of Moody's Second Trigger Additional Amounts for all Transactions and such Valuation Date; or

             (C) if the Moody's Threshold for such Valuation Date is infinity, zero.

             "Moody's First Trigger Additional Amount" means, for any Valuation Date and any Transaction, the product of (i) the applicable Moody's First Trigger Factor set forth in Table 1, (ii) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (iii) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date.

             "Moody's First Trigger Downgrade Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's First Trigger Ratings Threshold.

             "Moody's First Trigger Value" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

             "Moody's Second Trigger Additional Amount" means, for any Valuation Date and any Transaction, the product of (i) the applicable Moody's Second Trigger Factor set forth in Table 3, (ii) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (iii) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date.

             "Moody's Valuation Percentage" means, with respect to a Valuation Date and each item of Eligible Collateral,

             (A)   if the Moody's Threshold for such Valuation Date is zero and
                   (i) it is not the case that a Moody's Second Trigger Downgrade Event has occurred and is continuing or (ii) a Moody's Second Trigger Downgrade Event has occurred and is continuing and less than 30 Local Business Days have elapsed since such Moody's Second Trigger Downgrade Event first occurred, the corresponding percentage for such Eligible Collateral in the column headed "Moody's First Trigger Valuation Percentage", or

             (B) if a Moody's Second Trigger Downgrade Event has occurred and is continuing and at least 30 Local Business Days have elapsed since such Moody's Second Trigger Downgrade Event first occurred, the corresponding percentage for such Eligible Collateral in the column headed "Moody's Second Trigger Valuation Percentage".

             "Moody's Value" means, on any date and with respect to any Eligible Collateral the product of (x) the bid price obtained by the Valuation Agent and (y) the applicable Moody's Valuation Percentage set forth in Paragraph 13(b)(ii).

             "Next Payment" means, in respect of each Next Payment Date, the greater of (i) the aggregate amount of any payments due to be made by Party A under Section 2(a) on such Next Payment Date less the aggregate amount of any payments due to be made by Party B under
             Section 2(a) on such Next Payment Date (any such payments determined based on rates prevailing the date of determination) and
             (ii) zero.

             "Next Payment Date" means each date on which the next scheduled payment under any Transaction is due to be paid.

             "Pricing Sources" means the sources of financial information commonly known as Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data Services, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and Telerate.

             "Remaining Weighted Average Maturity" means, with respect to a Transaction, the expected weighted average maturity for such Transaction as determined by the Valuation Agent.

             "Transaction Exposure" means, for any Transaction, Exposure determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

             "Transaction-Specific Hedge" means any Transaction that is (i) an interest rate swap in respect of which (x) the notional amount of the interest rate swap is "balance guaranteed" or (y) the notional amount of the interest rate swap for any Calculation Period (as defined in the related Confirmation) otherwise is not a specific dollar amount that is fixed at the inception of the Transaction,
             (ii) an interest rate cap, (iii) an interest rate floor or (iv) an interest rate swaption.

             "Valuation Percentage" shall mean, for purposes of determining the Moody's Value or Fitch Value with respect to any Eligible Collateral or Posted Collateral, the applicable Moody's Valuation Percentage or Fitch Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

             "Value" shall mean, in respect of any date, the related Moody's Value and the related Fitch Value.

                [Remainder of this page intentionally left blank]

                                     Table 1
                                     -------

                          Moody's First Trigger Factor
                          ----------------------------

                            Remaining                  Weekly
                      Weighted Average Life          Collateral
                        of Hedge in Years              Posting
                 1 or less                              0.25%
                 More than 1 but not more than 2        0.50%
                 More than 2 but not more than 3        0.70%
                 More than 3 but not more than 4        1.00%
                 More than 4 but not more than 5        1.20%
                 More than 5 but not more than 6        1.40%
                 More than 6 but not more than 7        1.60%
                 More than 7 but not more than 8        1.80%
                 More than 8 but not more than 9        2.00%
                 More than 9 but not more than 10       2.20%
                 More than 10 but not more than 11      2.30%
                 More than 11 but not more than 12      2.50%
                 More than 12 but not more than 13      2.70%
                 More than 13 but not more than 14      2.80%
                 More than 14 but not more than 15      3.00%
                 More than 15 but not more than 16      3.20%
                 More than 16 but not more than 17      3.30%
                 More than 17 but not more than 18      3.50%
                 More than 18 but not more than 19      3.60%
                 More than 19 but not more than 20      3.70%
                 More than 20 but not more than 21      3.90%
                 More than 21 but not more than 22      4.00%
                 More than 22 but not more than 23      4.00%
                 More than 23 but not more than 24      4.00%
                 More than 24 but not more than 25      4.00%
                 More than 25 but not more than 26      4.00%
                 More than 26 but not more than 27      4.00%
                 More than 27 but not more than 28      4.00%
                 More than 28 but not more than 29      4.00%
                 More than 29                           4.00%

                                     Table 2
                                     -------

              Moody's Second Trigger Factor for Interest Rate Swaps
                           with Fixed Notional Amounts
              -----------------------------------------------------

                            Remaining                  Weekly
                      Weighted Average Life          Collateral
                        of Hedge in Years              Posting
                 1 or less                              0.60%
                 More than 1 but not more than 2        1.20%
                 More than 2 but not more than 3        1.70%
                 More than 3 but not more than 4        2.30%
                 More than 4 but not more than 5        2.80%
                 More than 5 but not more than 6        3.30%
                 More than 6 but not more than 7        3.80%
                 More than 7 but not more than 8        4.30%
                 More than 8 but not more than 9        4.80%
                 More than 9 but not more than 10       5.30%
                 More than 10 but not more than 11      5.60%
                 More than 11 but not more than 12      6.00%
                 More than 12 but not more than 13      6.40%
                 More than 13 but not more than 14      6.80%
                 More than 14 but not more than 15      7.20%
                 More than 15 but not more than 16      7.60%
                 More than 16 but not more than 17      7.90%
                 More than 17 but not more than 18      8.30%
                 More than 18 but not more than 19      8.60%
                 More than 19 but not more than 20      9.00%
                 More than 20 but not more than 21      9.00%
                 More than 21 but not more than 22      9.00%
                 More than 22 but not more than 23      9.00%
                 More than 23 but not more than 24      9.00%
                 More than 24 but not more than 25      9.00%
                 More than 25 but not more than 26      9.00%
                 More than 26 but not more than 27      9.00%
                 More than 27 but not more than 28      9.00%
                 More than 28 but not more than 29      9.00%
                 More than 29                           9.00%

                                     Table 3
                                     -------

          Moody's Second Trigger Factor for Transaction-Specific Hedges
          -------------------------------------------------------------

                            Remaining                  Weekly
                      Weighted Average Life          Collateral
                        of Hedge in Years              Posting
                 1 or less                              0.75%
                 More than 1 but not more than 2        1.50%
                 More than 2 but not more than 3        2.20%
                 More than 3 but not more than 4        2.90%
                 More than 4 but not more than 5        3.60%
                 More than 5 but not more than 6        4.20%
                 More than 6 but not more than 7        4.80%
                 More than 7 but not more than 8        5.40%
                 More than 8 but not more than 9        6.00%
                 More than 9 but not more than 10       6.60%
                 More than 10 but not more than 11      7.00%
                 More than 11 but not more than 12      7.50%
                 More than 12 but not more than 13      8.00%
                 More than 13 but not more than 14      8.50%
                 More than 14 but not more than 15      9.00%
                 More than 15 but not more than 16      9.50%
                 More than 16 but not more than 17      9.90%
                 More than 17 but not more than 18     10.40%
                 More than 18 but not more than 19     10.80%
                 More than 19 but not more than 20     11.00%
                 More than 20 but not more than 21     11.00%
                 More than 21 but not more than 22     11.00%
                 More than 22 but not more than 23     11.00%
                 More than 23 but not more than 24     11.00%
                 More than 24 but not more than 25     11.00%
                 More than 25 but not more than 26     11.00%
                 More than 26 but not more than 27     11.00%
                 More than 27 but not more than 28     11.00%
                 More than 28 but not more than 29     11.00%
                 More than 29                          11.00%

IN WITNESS WHEREOF, the parties have executed this Annex by their duly authorized representatives as of the date of the Agreement.

DEUTSCHE BANK AG, NEW YORK BRANCH        WELLS FARGO BANK, N.A., NOT
                                         INDIVIDUALLY, BUT SOLELY AS MASTER
                                         SERVICER ON BEHALF OF THE SUPPLEMENTAL
                                         INTEREST TRUST IN RESPECT OF WELLS
                                         FARGO MORTGAGE BACKED SECURITIES
                                         2008-AR1 TRUST

By:   /s/ Audrey Kong                    By:   /s/ Stacey M. Taylor
   ---------------------------------        -----------------------------------
   Name:  Audrey Kong                       Name:  Stacey M. Taylor
   Title: Associate                         Title: Vice President
   Date:                                    Date:

DEUTSCHE BANK AG, NEW YORK BRANCH

By:   /s/ James Hill
   ---------------------------------
   Name:  James Hill
   Title: Assistant Vice President
   Date:



REFERENCE NUMBER:       N764066N